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                                                                   EXHIBIT 10.17

Commercial Lease
A-55 Limited Partnership and R.W. Gunnerman
Premises described as 5270 Neil Road, Reno Nevada.
Lease dated April 16, 1997

Addendum Number One:

        1. The term of the lease will commence on June 1, 1997 and end on June 30, 2000.
        2. The lessee (A-55 Limited Partnership) intends to cause certain extensive alterations and improvements in and to the third floor of the building, subject to the approval of the lessor (R.W. Gunnerman), for which the lessor (R.W. Gunnerman) will be fully financially responsible.


Acceptance

The undersigned accepts the foregoing amendments to the lease for 5270 Neil
Road.

Lessor   Rudolf W. Gunnerman                       Date: June 2, 1997
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          R.W. Gunnerman

Lessor acknowledges receipt of a copy of the accepted Addendum Number One.

Lessee   Paul C. Knauff                            Date: June 2, 1997
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         A-55 Limited Partnership
         Paul C. Knauff, Chief Financial Officer